UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

             Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 10, 2011

                     ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC
               (EXACT NAME OF COMPANY AS SPECIFIED IN ITS CHARTER)

FLORIDA                                000-30392                   13-4172059
-------                                ---------                   ----------
(STATE OR OTHER JURISDICTION)    (COMMISSION FILE NUMBER)       (I.R.S. EMPLOYER
OF INCORPORATION)                                                IDENTIFICATION)

             335 CONNIE CRESCENT, CONCORD, ONTARIO, CANADA L4K 5R2
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (905) 695-4142

                                      N/A
          (Former name or former address, if changed since last report)

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     (c) Effective February 10, 2011, Mr. Mark Yung was elected to serve as Executive Chairman of the Company's Board of Directors. Mr. Yung is 36 years old and has been serving as an elected member of the Board of Directors of the Company since December 17, 2010 with a term expiring at the next annual meeting of shareholders or until the election and qualification of his successor by the shareholders of the Company. Mr. Yung is also employed by Orchard Capital Corporation, which is controlled by Richard Ressler, affiliated entities of Orchard Capital Corporation as well as Richard Ressler own shares of the Company. At the current time, Mr. Yung is not party to any plan, contract or arrangement with the Company.


                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              ENVIRONMENTAL SOLUTIONS WORLDWIDE INC.

Date: February 16, 2011

                              By: s/s David J. Johnson
                                  -----------------------------------------
                                      David J. Johnson
                                      Chief Executive Officer and President